UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

(908) 518-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	CMPO	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

CompoSecure, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 28, 2025. As disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2025 in connection with the Annual Meeting (the “Proxy Statement”), on March 31, 2025, the Board of Directors of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to (i) increase the authorized number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”) from 250,000,000 shares to 1,000,000,000 shares (the “Authorized Stock Increase Amendment”), and (ii) eliminate obsolete provisions, including those related to the Company’s now-eliminated dual class structure (the “Obsolete Provisions Removal Amendment”). As described below, at the Annual Meeting, holders of the Company’s Common Stock considered and approved the Authorized Stock Increase Amendment and the Obsolete Provisions Removal Amendment. The Company has filed with the Secretary of State of Delaware a Third Amended and Restated Certificate of Amendment reflecting each of the Authorized Stock Increase Amendment and the Obsolete Provisions Removal Amendment, which was effective upon filing.

The Third Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following matters were submitted to a vote of holders of the Company’s Common Stock:

1.	The election of three (3) Class I directors to serve on the Company’s Board of Directors for a term expiring at the 2028 annual meeting of stockholders and until their successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Director Election Proposal”);

2.	A proposal to approve the Authorized Stock Increase Amendment (the “Authorized Stock Increase Proposal”);

3.	A proposal to approve the Obsolete Provisions Removal Amendment (the “Obsolete Provisions Removal Proposal”);

4.	A proposal to approve an amendment to the Company’s 2021 Incentive Equity Plan (the “Plan”) to (a) increase the number of shares of the Company’s Common Stock reserved for issuance pursuant to the Plan by an additional four million (4,000,000) shares; (b) increase the annual automatic increase in the number of shares reserved for issuance pursuant to the Plan from 4% to 6% of the outstanding shares of the Company’s Common Stock as of the first day of each calendar year; and (c) extend the term of the Plan, which currently expires in 2031, to 2035 (the “Equity Plan Amendment Proposal”); and

5.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

At the close of business on April 3, 2025, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there was an aggregate of 102,317,852 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 94,283,444 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the three (3) Class I directors were elected, (ii) the Authorized Stock Increase Proposal was approved, (iii) the Obsolete Provisions Removal Proposal was approved, (iv) the Equity Plan Amendment Proposal was approved, and (v) the Auditor Ratification Proposal was approved.

Proposal No. 1 — Election of the Class I Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Withheld
John D. Cote	80,069,966	6,977,268
Jane J. Thompson	79,221,498	7,825,736
Jonathan C. Wilk	86,957,216	90,018

Broker Non-Votes: 7,236,210

Proposal No. 2 — Authorized Stock Increase Proposal

The vote with respect to the Authorized Stock Increase Proposal was as follows:

For	Against	Abstain
76,187,673	17,521,956	573,815

Broker Non-Votes: N/A

Proposal No. 3 — Obsolete Provisions Removal Proposal

The vote with respect to the Obsolete Provisions Removal Proposal was as follows:

For	Against	Abstain
85,484,907	71,861	1,490,466

Broker Non-Votes: 7,236,210

Proposal No. 4 — Equity Plan Amendment Proposal

The vote with respect to the Equity Plan Amendment Proposal was as follows:

For	Against	Abstain
70,806,113	16,149,041	92,080

Broker Non-Votes: 7,236,210

Proposal No. 5 — Auditor Ratification Proposal

The vote with respect to the Auditor Ratification Proposal was as follows:

For	Against	Abstain
91,228,265	3,046,582	8,597

Broker Non-Votes: N/A

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Third Amended and Restated Certificate of Incorporation of CompoSecure, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CompoSecure, Inc.

Date: May 28, 2025	By:	/s/ Steven J. Feder
	Name:	Steven J. Feder
	Title:	General Counsel & Corporate Secretary